UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 3, 2009

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VIKING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-49636	86-0913802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Flanders Road, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 366-3668

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On November 3, 2009, Viking Systems, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Viking Systems under the Securities Act of 1933 or the Exchange Act.

Item 9.01.

Financial Statements and Exhibits.

d)

Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1

Press release issued by Viking System, Inc. dated November 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 3, 2009	VIKING SYSTEMS, INC.

	By:	/s/ ROBERT MATHEWS
Robert Mathews Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Viking Systems, Inc. dated November 3, 2009

4